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                                                                   Exhibit 23.2




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Alleghany Corporation:


We consent to the incorporation by reference in the registration statement on Form S-8 of Alleghany Corporation of our reports dated February 20, 1998 which are incorporated by reference or included in the 1997 Annual Report on Form 10-K of Alleghany Corporation, and to the reference to our firm as experts in the registration statement.



                                           /s/  KPMG Peat Marwick LLP

New York, New York
June 18, 1998